Exhibit 99.5

                     ASSIGNMENT OF REINSURANCE RECOVERABLES

                              AND OTHER RECEIVABLES

                                       BY

                               LASALLE RE LIMITED

                                       TO

                       ENDURANCE SPECIALTY INSURANCE LTD.

                         -------------------------------

                                  May 16, 2002

                          -----------------------------

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            This ASSIGNMENT OF REINSURANCE RECOVERABLES AND OTHER RECEIVABLES
(the "Assignment Agreement"), dated as of May 16, 2002, is entered into between LaSalle Re Limited, a Bermuda insurance company ("Retrocedent"), and Endurance Specialty Insurance Ltd., a Bermuda insurance company ("Retrocessionaire").

                              W I T N E S S E T H:
                              - - - - - - - - - -

            WHEREAS, pursuant to Article III of the Quota Share Retrocession Agreement dated May 16, 2002, by and between Retrocedent and Retrocessionaire, Retrocedent has agreed to enter into this Assignment Agreement pursuant to which Retrocedent will secure its obligation to Retrocessionaire to transfer and assign to Retrocessionaire a registrable security interest in all of the Retrocedent's right, title and interest in, to and under (i) all receivables under the Reinsured Contracts (the "Receivables") and (ii) all Reinsurance Recoverables under Third Party Retrocession Contracts; which right, title and interest shall include, without limitation, the right to collect the Receivables and Reinsurance Recoverables;

            NOW, THEREFORE, in consideration of the foregoing and the respective covenants, agreements and conditions set forth herein and in the Retrocession Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Definitions. Certain capitalized terms used but not defined in this Assignment Agreement shall have the meanings ascribed to such terms in the Retrocession Agreement.



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2.    Assignment of Receivables and Reinsurance Recoverables. (a) Retrocedent
      hereby assigns absolutely, transfers, and conveys (the "Assignment") to Retrocessionaire and its successors and assigns all of Retrocedent's right, title and interest in the Receivables and Reinsurance Recoverables. Retrocedent agrees and acknowledges that the Assignment shall, without limitation, grant Retrocessionaire and its successors and assigns the exclusive right to collect the Receivables and Reinsurance Recoverables;

            (b) Retrocedent agrees and acknowledges that the Assignment shall, without limitation, entitle Retrocessionaire and its successors and assigns to enforce in their own names or in the name of Retrocessionaire any right or claim of Retrocedent with respect to the Receivables and Reinsurance Recoverables;

            (c) Retrocedent shall permit the Retrocessionaire (in its capacity as Administrator under the Administrative Services Agreement) to (i) notify all other parties to the Reinsured Contracts and the Third Party Retrocession Contracts of the execution of this Assignment within 30 days of this Assignment, (ii) take all steps reasonably required by the Retrocessionaire to collect the Receivables and Reinsurance Recoverables, and (iii) take all other actions necessary to fulfill its obligations as Administrator under the Administrative Services Agreement;

            (d) Retrocedent shall (i) preserve or protect the Retrocessionaire's interest in the Receivables and Reinsurance Recoverables and (ii) hold all Receivables and Reinsurance Recoverables received or collected by the Retrocessionaire on trust as agent of the Retrocessionaire in a custodian account owned or approved by the Retrocessionaire (which the Retrocessionaire shall


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      have sole control of and access to) for the benefit of the
      Retrocessionaire (and procure the delivery of such Receivables and Reinsurance Recoverables to the Retrocessionaire on request);

            (e) Retrocedent shall do or permit to be done each and every reasonable act or thing which the Retrocessionaire may from time to time require to be done for the purpose of enforcing the Retrocessionaire's rights granted pursuant to this Assignment and to allow its name to be used as and when reasonably required for that purpose;

            (f) Retrocedent shall promptly deliver to the Retrocessionaire a copy of any material notice issued to the Retrocedent by any party to the Third Party Retrocession Contracts in connection with the Receivables and Reinsurance Recoverables;

            (g) Without the consent of the Retrocessionaire, Retrocedent shall not agree to any amendment to, or give any consent, waiver or approval under, any of the Third Party Retrocession Agreements or agree to any termination or cancellation of or take any other action in connection with, any of the Third Party Retrocession Agreements.

3.    Acceptance of Assignment. Retrocessionaire hereby accepts the Assignment.

4. Rights Obligations and Liabilities. Notwithstanding anything to the contrary herein contained or contained in the Retrocession Agreement the Retrocedent agrees with the Retrocessionaire and for the benefit of the Retrocessionaire that:

            (a) the Retrocedent shall at all times remain liable to perform all the


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      duties and obligations expressed to be assumed by it in relation to the
      Receivables and Reinsurance Recoverables to the same extent as if the Assignment had not been executed;

            (b) the exercise by the Retrocessionaire of any of the rights assigned hereunder shall not release the Retrocedent from any of its duties or obligations in relation to the Receivables and Reinsurance Recoverables ;

            (c) the Retrocessionaire shall not be required to perform or fulfill any obligation or liability of the Retrocedent in relation to the Receivables and Reinsurance Recoverables by reason of, or arising out of, this Assignment;

            (d) the Retrocessionaire shall not be obliged to perform any of the obligations or duties of the Retrocedent expressed to be assumed by it in relation to the Receivables and Reinsurance Recoverables; and

            (e) the Retrocessionaire shall not be required to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by the Retrocessionaire or the Retrocedent in connection with the Receivables and Reinsurance Recoverables or to present or file any claim or to take any other action to collect or enforce the payment of any amount to which it may have been or to which it may be entitled under this Assignment at any time.

5. Representations and Warranties. The Retrocedent warrants and represents to the Retrocessionaire that:

            (a) the Retrocedent has taken all corporate action necessary to authorise the execution and performance of this Assignment;


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            (b) this Assignment constitutes the valid and binding obligations of the Retrocedent;

            (c) it has the power to grant a security interest in the Receivables and Reinsurance Recoverables it transfers to the Retrocessionaire under this Assignment; and

            (d) it has the exclusive right to receive all Receivables and Reinsurance Recoverables it transfers to the Retrocessionaire under this Assignment, free and clear of any interest, lien, encumberance or other interest or restriction other than the security interest granted under clause 6.

6. Continuing Security. (a) This Assignment and the security hereby created shall be a continuing security until all Receivables and Reinsurance Recoverables have been received in full by the Retrocessionaire.

            (b) This Assignment and the security hereby created shall be in addition to and shall not be affected by and shall not be in substitution for or derogation of any other security (whether given by the Retrocedent or otherwise) now or from time to time hereafter held by the Retrocessionaire in respect of or in connection with any or all of the moneys and liabilities hereby secured.

            (c) The Retrocessionaire need not before exercising any of the rights, powers or remedies conferred upon it by this Assignment or by law
      (i) take any action of any kind or obtain judgement against the Retrocedent or any other person, (ii) make or file any claim or proof in a winding-up or liquidation of the Retrocedent or of any other person, (iii) enforce or seek to enforce the recovery of


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      the moneys and liabilities hereby secured or any other security.

            (d) The Retrocessionaire may in its discretion (i) grant time or other indulgence or make any other arrangement in respect of any of the moneys and liabilities hereby secured or of any other security therefor or of any other company or companies, person or persons not parties hereto or
      (ii) vary any provision of the Retrocession Agreement, subject to the terms in that agreement, without prejudice to this security, and the security created by this Assignment shall not be in any way discharged or impaired by reason of any other circumstance which might (but for this provision) constitute a legal or equitable discharge of such security.

            (e) The security created by this Assignment shall continue in full force and effect and shall not be discharged, impaired or otherwise affected by any act, omission or circumstance which, but for this provision, might operate to release or otherwise exonerate the Retrocedent from its obligations under this Assignment or affect such obligations including (but without limitation) and whether known or not to the Retrocedent or the Retrocessionaire:

            (i) any time or indulgence granted by the Retrocessionaire or any failure or delay by the Retrocessionaire in exercising any right, remedy, power or privilege hereunder or under the Retrocession Agreement or any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder;

            (ii) any failure by the Retrocessionaire to take or enforce any other security or guarantee taken or agreed to be taken for all or any of the Receivables and Reinsurance Recoverables or under or pursuant to the Retrocession Agreement or otherwise;

            (iii) any extension, compromise, amendment, modification, variation, supplement, renewal or release of, or refusal or neglect to perfect


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                  or enforce, all or any part of the Retrocedent's obligations under this Assignment or the Retrocession Agreement or any rights or remedies against the Retrocedent or any other person;

            (vi) any release or exchange of any security or guarantee now or hereafter held by the Retrocessionaire for all or any part of the Retrocedent's obligations under this Assignment or the Retrocession Agreement; or

            (v) any legal limitation, disability, incapacity or other circumstance relating to the Retrocedent, any guarantor or any other person or any amendment to or variation of the terms of the Retrocession Agreement or any other document or security; or

            (vi) any other act, omission, fact, matter, circumstance, event or thing (including, without limitation, the irregularity, invalidity, unenforceability or illegality of any of the = obligations of the Retrocedent under the Retrocession Agreement or otherwise, or the bankruptcy, liquidation, winding-up, insolvency, dissolution, administration, re-organisation or amalgamation of, or other analogous event of or with respect to, the Retrocedent or any other person) which, but for this provision, might operate to impair, discharge or adversely affect the rights of the Retrocessionaire hereunder or to impair, discharge or adversely affect the security hereby created.

            (f) Any settlement or discharge between the Retrocessionaire and the Retrocedent and/or any other person shall be conditional upon no security or payment to the Retrocessionaire by the Retrocedent or any other person being avoided or set aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy, liquidation, winding-up, insolvency, dissolution, re-organisation, administration, amalgamation or other analogous event or proceedings for the time being in force and the security constituted by this Assignment and the obligations of the Retrocedent under this Assignment shall continue as if there had been no such settlement, discharge or arrangement;

            (g) The Retrocedent will promptly give notice to the Retrocessionaire


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      of, and cooperate in the defense of (at the sole expense of the
      Retrocessionaire) any suit, action, proceeding or lien that involves the Receivables and Reinsurance Recoverables transferred by the Retrocedent or that could adversely affect the security interest granted by it under this clause 6.

            (h) The Retrocedent and the Retrocessionaire confirm and acknowledge that all parties to the Third Party Retrocession Contracts will be informed of this Assignment in accordance with clause 2(b) hereof.

7. All Actions Necessary. Retrocedent (as reasonably requested from time to time by Retrocessionaire) shall take all reasonably appropriate action and execute any additional documents, instruments or conveyances of any kind (not containing additional representations and warranties) which may be reasonably necessary to carry out any of the provisions of this Assignment Agreement or of the Retrocession Agreement, including, without limitation, as may be necessary to enable Retrocessionaire to collect the Receivables and Reinsurance Recoverables.

8. Security Interest In Assignment. The parties intend that Retrocessionaire shall at all times have a security interest in the Assignment and acknowledge that this Assignment creates a registrable charge over the Receivables and Reinsurance Recoverables.

9. Interpretation. Notwithstanding anything to the contrary contained in this Assignment Agreement, nothing contained herein shall be deemed to limit, restrict or modify in any manner the rights and obligations of the parties under either the Retrocession Agreement, the Administrative Services Agreement or the Transfer and Purchase Agreement. In case of any conflict between this


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      Assignment Agreement and (a) the Retrocession Agreement, (b) the
      Administrative Services Agreement, (c) the Transfer and Purchase Agreement, or (d) any other Related Document (as such term is defined in the Transfer and Purchase Agreement), the Retrocession Agreement, the Administrative Services Agreement, the Transfer and Purchase Agreement or the other Related Documents shall govern.

10. Binding Effect; Assignment. This Assignment Agreement shall be binding upon Retrocedent and its successors and assigns and legal representatives. Neither this Assignment Agreement, nor any right or obligation hereunder, may be directly or indirectly assigned or transferred by any party, in whole or in part, to any third party (other than to Retrocedent's successors and assigns), including, without limitation, any bankruptcy trustee, by operation of law or otherwise, whether voluntary or involuntary, without the prior written consent of the other parties hereto; provided, however, notwithstanding the foregoing, Retrocessionaire may assign this Assignment Agreement to an Affiliate with an A.M. Best credit rating equivalent to that of Retrocessionaire reasonably satisfactory to Retrocedent upon prior written consent of Retrocedent, which consent shall not be unreasonably withheld, conditioned or delayed.

11. Third Party Beneficiaries. This Assignment Agreement shall inure to the benefit of Retrocessionaire and its successors and permitted assigns and shall be binding upon Retrocedent and its successors and assigns, and nothing herein is intended or shall be construed to confer upon any other Person any right, remedy or claim under or by reason of this Assignment Agreement or any term, covenant or


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condition hereof.

12. Amendment. This Assignment Agreement may only be amended or modified by a written instrument executed by the parties hereto.

13. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of Bermuda, regardless of the laws that might otherwise govern under applicable principals of conflicts of laws thereof.

14. Consent to Jurisdiction. This Assignment Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of Bermuda applicable to contracts to be performed in Bermuda. The parties agree that any action or proceeding, however characterized, relating to or arising out of the transactions contemplated by this Assignment Agreement may be maintained in the courts of Bermuda, and the parties hereby irrevocably submit to the non-exclusive jurisdiction of any such court for the purposes of any such action or proceeding and irrevocably agree to be bound by any judgment rendered by any such court with respect to any such action or proceeding.

15. Waiver of Jury Trial. Each of the parties (to the extent permitted by Applicable Law) hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Assignment Agreement.

16. Severability. Any term or provision of this Assignment Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Assignment


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      Agreement or affecting the validity or enforceability of any of the terms or provisions of this Assignment Agreement in any other jurisdiction. If any provision of this Assignment Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

17 Descriptive Headings. The descriptive article and section headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Assignment Agreement.

18 Counterparts. This Assignment Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, said counterparts together to constitute one and the same instrument.


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            IN WITNESS WHEREOF, this Assignment Agreement has been duly executed and delivered by the duly authorized officers of LaSalle Re Limited and Endurance Specialty Insurance Ltd. as of the date first above written.

                                 LASALLE RE LIMITED

                                 By: \s\ Guy D. Hengesbaugh
                                    --------------------------------------------
                                    Name:  Guy D. Hengesbaugh
                                    Title: President and Chief Executive Officer


                                 ENDURANCE SPECIALTY INSURANCE LTD.

                                 By: \s\ Kenneth D. LeStrange
                                    --------------------------------------------
                                    Name:  Kenneth J. LeStrange
                                    Title: Chief Executive Officer


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